ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.


                                     [LOGO]
                             AllianceBernstein L.P.


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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
October 3, 2006

                                TABLE OF CONTENTS

                                                                           Page

Introduction
Proposal - Approval of Elimination of the Fundamental Policy
           Regarding 65% Limitation in Certain Investments....................
Proxy Voting and Stockholder Meeting..........................................
Other Information.............................................................
        Officers of the Fund..................................................
        Stock Ownership.......................................................
Information as to the Investment Adviser of the Fund..........................
Submission of Proposals for Next Meeting of Stockholders......................
Other Matters
Reports to Stockholders.......................................................

                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.

              1345 Avenue of the Americas, New York, New York 10105
                            Toll Free (800) 221-5672

                                                    October 3, 2006

Dear Stockholders:

The Board of Directors (the "Directors") of Alliance World Dollar Government Fund II, Inc. (the "Fund") is pleased to invite you to a Special Meeting of Stockholders of the Fund (the "Meeting") to be held on Tuesday, December 12, 2006. At this Meeting, we are asking that you approve a proposal to eliminate one of the Fund's fundamental investment policies requiring it to invest at least 65% of its assets in U.S. Dollar-denominated sovereign debt obligations. This policy limits the Fund's flexibility to pursue its investment objective through revised policies recently approved by the Board of Directors that are designed to result in broader access to investments in global fixed income securities. The proposal is described in more detail in the attached Proxy Statement.

We do not expect that the approval of the elimination of the fundamental investment policy will have significant, immediate change in the way the Fund is managed. We anticipate that the proposed elimination of the Fund's fundamental investment policy along with the broader investment guidelines approved by the Directors will result in benefits to the stockholders of the Fund as are more fully discussed in the attached Proxy Statement.

The Directors have concluded that the proposal is in the best interests of the Fund and its stockholders. The Directors recommend that you vote "FOR" the proposal.

We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote by proxy promptly. The Altman Group, a proxy solicitation firm ("Proxy Solicitor"), has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor reminding you to vote by proxy. No matter how many shares you own, your vote is important.

Sincerely,


Marc O. Mayer

President

                                 PROXY STATEMENT

                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.

                              QUESTIONS AND ANSWERS


Q.   WHAT IS THIS DOCUMENT AND WHY DID WE SEND IT TO YOU?

A. This booklet contains the Notice of Special Meeting of Stockholders (the "Notice") and Proxy Statement that provide you with information you should review before voting on a proposal to eliminate one of the Fund's fundamental policies (the "Proposal") that will be presented at the Special Meeting of Stockholders (the "Meeting") for Alliance World Dollar Government Fund II, Inc. (the "Fund"). You are receiving this proxy material because you own shares of the Fund's common stock or shares of beneficial interest in the Fund (we refer to both as "shares" and to the holders of shares as "stockholders"). As a stockholder, you have the right to vote on the Proposal because it concerns your investment in the Fund.

Q.   WHO IS ASKING FOR MY VOTE?

A. The Board of Directors of the Fund (the "Directors") is asking you to vote on the Proposal because the Fund's fundamental policy can only be changed by a stockholder vote.

Q.   HOW DOES THE BOARD RECOMMEND YOU VOTE?

A.   The Board recommends that you vote FOR the Proposal.

Q.   WHO IS ELIGIBLE TO VOTE?

A. Stockholders of record at the close of business on Friday, September 29, 2006 (the "Record Date") are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. If you owned shares on the Record Date, you have the right to vote even if you later sold the shares.

Q. WHY ARE THE DIRECTORS PROPOSING TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION?

A. The Fund has a fundamental investment policy to invest at least 65% of its assets in U.S. Dollar-denominated sovereign debt obligations that cannot be changed without stockholder approval. The Proposal would eliminate this restriction because, as more fully explained in the Proxy Statement, it may limit the Fund's flexibility, under revised investment policies approved by the Directors, to invest in a wider selection of debt securities. The policies approved by Directors would broaden the Fund's investment policies to allow the use of non-U.S. Dollar-denominated debt securities and increased use of investments in both U.S. and non-U.S. corporate issuers. The Fund's adviser, AllianceBernstein L.P. (the "Adviser"), does not expect significant, immediate turnover in the Fund's portfolio, other than to take advantage of the flexibility provided by the new guidelines to add local currency bonds, equal to approximately 10-15% of the Fund's portfolio. Aside from these investments, the Adviser intends to exploit the broader guidelines over time.

Q.   HOW CAN I VOTE MY SHARES?

A.   Please follow the instructions included on the enclosed proxy card.

Q.   WHAT IF I WANT TO REVOKE MY PROXY?

A. You can revoke your proxy at any time prior to its exercise by (i) giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by signing another proxy of a later date or
     (iii) by personally voting at the Meeting.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

A.   You may call the Proxy Solicitor at 1-800-331-5817.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         SCHEDULED FOR DECEMBER 12, 2006

To the Stockholders of Alliance World Dollar Government Fund II, Inc.:

Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of Alliance World Dollar Government Fund II, Inc. (the "Fund"), will be held at the office of the Fund, 1345 Avenue of the Americas, [__] Floor, New York, New York 10105, on Tuesday, December 12, 2006, at 11:30 a.m., Eastern Time, to consider and vote on the following Proposal, which is more fully described in the accompanying Proxy Statement dated October 3, 2006:

1.   The  elimination of one of the Fund's  fundamental  investment  restriction
     requiring   it  to   invest   at   least   65%  of  its   assets   in  U.S.
     Dollar-denominated sovereign debt obligations; and

2. Such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Any stockholder of record of the Fund at the close of business on September 29, 2006 (the "Record Date") is entitled to notice of, and to vote at, the Meeting or any postponements or adjournments thereof. Proxies are being solicited on behalf of the Fund's Board of Directors. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card, or to submit voting instructions by telephone as described on the enclosed proxy card.

The Board of Directors of the Fund recommends a vote "FOR" the Proposal.

                                          By Order of the Board of Directors,

                                          Marc O. Mayer
                                          President

New York, New York

October 3, 2006


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                             YOUR VOTE IS IMPORTANT

Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also by telephone authorize a proxy to vote your shares. To do so, please follow the instructions on the enclosed proxy card. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your proxy promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                                 PROXY STATEMENT

                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105

                               -------------------

                         SPECIAL MEETING OF STOCKHOLDERS

                                December 12, 2006


                                  INTRODUCTION

This is a Proxy Statement for Alliance World Dollar Government Fund II, Inc. (the "Fund"). The Fund's Board of Directors (the "Directors") is soliciting proxies for a Special Meeting of Stockholders of the Fund (the "Meeting") to consider and vote on a proposal to eliminate one of the Fund's fundamental policies (the "Proposal") that is being recommended by the Board of Directors.

The Board is sending you this Proxy Statement to ask for your vote on the Proposal. The Fund will hold the Meeting at the office of the Fund, 1345 Avenue of the Americas, [__] Floor, New York, New York 10105, on Tuesday, December 12, 2006 at 11:30 a.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone. The solicitation cost will be borne by the Fund. The Notice of Special Meeting of Stockholders, Proxy Statement, and Proxy Card are being mailed to Stockholders on or about October 3, 2006.

Any stockholder who owned shares of the Fund on Friday, September 29, 2006 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

                                    PROPOSAL
           APPROVAL OF ELIMINATION OF THE FUNDAMENTAL POLICY REGARDING
                      65% LIMITATION IN CERTAIN INVESTMENTS

Introduction

The Fund has a fundamental policy restriction that states that the Fund pursues its objective by investing at least 65% of its total assets in U.S. Dollar-denominated debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). At a Special Meeting of the Board of Directors on September 13, 2006, based on the recommendation of the Fund's adviser, AllianceBernstein L.P. (the "Adviser"), the Fund's Board of Directors approved and is recommending to stockholders the elimination of this fundamental 65% investment policy.

Background

In making its recommendation to the Board to give the Fund the flexibility to invest in a broader selection of fixed-income securities, as discussed below, the Adviser noted that the Fund currently invests at least 80% of its assets in Sovereign Debt Obligations. The 80% policy was required by Securities and Exchange Commission Rule 35d-1, the "names rule", because of the use of the term "dollar government" in the Fund's name. At the September 13, 2006 Special Board Meeting, the Adviser recommended and the Board approved the removal of the 80% requirement and renaming the Fund as "AllianceBernstein Global High Income Fund, Inc." to better reflect the changes to the Fund's investment strategies discussed below and to make these strategies more transparent to investors. In addition to its 80% policy, the Fund has a fundamental policy requiring 65% of its assets to be invested in Sovereign Debt Obligations. The Adviser pointed out that the Fund's 65% fundamental policy would limit its ability to implement the Fund's revised policies. On the Adviser's recommendation, the Board of Directors approved and determined to recommend to stockholders the Proposal to eliminate the Fund's fundamental 65% investment policy.

Reasons for the Elimination of the Investment Restriction

The Board considered the following in approving changes to the Fund's investment strategies and, in connection therewith, approving the submission of the elimination of the Fund's 65% fundamental investment policy for stockholder approval. The Adviser recommended to the Board that the Fund's investments no longer be restricted to investing primarily in U.S. Dollar-denominated debt securities and that the Fund instead be permitted to invest without limit in debt securities, including Sovereign Debt Obligations, and corporate debt, denominated in non-U.S. currencies as well as in the U.S. Dollar. In addition, the Adviser recommended allowing the Fund to invest without limit in emerging and developed markets and in debt securities of U.S. and non-U.S. corporate issuers.

In recommending the above investment policy change, the Adviser discussed with the Board three trends in emerging markets that are particularly supportive of its proposal as follows:

Improving Sovereign Credit Quality. The Adviser noted that the past decade has witnessed significant structural changes in emerging market economies that can best be seen in the increase in average credit quality of the countries which make up the JP Morgan Emerging Market Bond Index. The Adviser noted that better fiscal and monetary policies have resulted in lower inflation, smaller budget deficits and increases in international reserves. These developments have allowed emerging market countries, such as Russia, Mexico and Brazil, to retire external sovereign debt and issue more debt denominated in their domestic currency. The Adviser also noted that improved credit quality has resulted in a decline in the yield spread on U.S. Dollar-denominated emerging market debt relative to U.S. treasury securities. The Adviser further noted that it has seen a reduction in the volatility of traditional U.S. Dollar-denominated emerging market debt and an increase in its correlation to other U.S. Dollar-denominated fixed-income markets. The Adviser explained that improving credit quality and reducing external sovereign debt have increased the ability of corporations domiciled in emerging economies to issue debt. The Adviser also explained that the delineation between emerging and developed economies is blurring, with the securities of some countries showing up in multiple indexes. The Adviser stated its belief that emerging market debt is steadily losing its uniqueness as an asset class, becoming just one of many components of the global fixed-income markets. The Adviser believes that traditional emerging market debt securities will likely provide returns that do not, as in the past, exceed from time to time other types of global debt securities and will have reduced volatility over time.

The Adviser stated its belief that the appropriate response to these developments is to broaden the Fund's investment mandates to allow the use of non-dollar debt and broaden the use of U.S. and non-U.S. corporate debt. These changes will allow the Fund to respond to the evolution of emerging market debt and the flexibility to respond to the increasing integration in global economies, where the distinction between emerging and developed economies is becoming less clear. The Adviser also stated its belief that these changes are necessary to keep the Fund's future risk/return profile consistent with what investors have experienced in the past.

Rising Issuance of Local Currency Debt. The Adviser explained that local currency debt has become a more important source of funding for many emerging market economies and that it expects this trend to continue, and possibly accelerate. The Adviser also explained that the use of local currency debt creates a better asset and liability mix for emerging countries, lessening the impact of currency devaluation on credit quality and offering investors a more diversified source of income than traditional U.S. Dollar-denominated debt alone. The Adviser believes that the inclusion of local currency-denominated debt will allow the Fund to become more geographically diversified because, for example, it will allow greater use of investments in Asian debt securities, which are predominantly available only in local-currency issues.

Rising Issuance of Corporate Debt. The Adviser noted that as emerging market countries, such as Russia, repay U.S. Dollar-denominated and other external debt, there has been an increase in the issuance of debt by corporations domiciled in these countries. The Adviser believes that it is uniquely qualified to exploit these opportunities with a team of over 40 credit analysts based in five countries. The Adviser explained that high yield corporate debt has traditionally shown less correlation to U.S. treasuries than similarly rated emerging market sovereign debt, and thus offers diversification benefits. The Adviser's analysts have also found that many companies domiciled in emerging economies have management team and credit metrics that equal or exceed those of corporations domiciled in developed economies with similar ratings.

Other Considerations

The Adviser advised the Board that the Fund's investments under the revised policies will have more risk. The Adviser stated that, by expanding its investments to non-U.S. Dollar denominated debt securities, the Fund will be exposed to increased currency risk, which is the risk that fluctuations in the exchange rate between the U.S. Dollar and non-U.S. currencies may negatively affect the value of its investments. The Fund may, but is not required to, hedge against these currency fluctuations, where appropriate, to reduce this risk. While the Fund previously invested in emerging market debt securities, it would, under the revised policies, have increased risk because these investments will now include local currency debt securities and non-U.S. corporate issuers. The Adviser explained that investments in emerging market debt securities may involve additional risks because, among other things, their governments may be less stable and their markets more illiquid. The Adviser believes that the potential for better returns outweighs these additional risks.

In the near term, the Adviser anticipates taking advantage of the flexibility of the broader investment guidelines to add local currency bonds, equal to roughly 10-15% of the portfolio. The Fund would continue to invest a substantial portion of its assets in high yield, below investment grade securities. The Adviser also noted that the Fund would continue to be limited to investing no more than 25% of its assets in the Sovereign Debt Obligations of any one country other than the U.S.

Other than the addition of local currency securities, the Adviser does not anticipate significant, immediate turnover in the Fund's portfolio. Rather, the Adviser intends to exploit the broader guidelines over time. With the implementation of the broader investment policy guidelines, the Adviser anticipates that the Fund's portfolio will likely become more diversified among countries (in particular, emerging market countries), currencies (both the U.S. Dollar and non-U.S. currencies) and industry sectors (expanded holdings of corporate bonds).

If the Fund's stockholders do not approve the Proposal, the Fund's broadened investment guidelines will be applicable only to 35% of the Fund's assets. The change in the Fund's name will occur whether or not the Proposal is approved and is expected to be implemented late this year or early in 2007.

Approval of the Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940, as amended ("1940 Act"), which means the lesser of (i) 67% or more of the voting securities of all classes of the Fund present or represented by proxy, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund ("1940 Act Majority"). If the stockholders of the Fund do not approve the Proposal regarding the fundamental investment restriction, the Fund's current fundamental investment restriction will remain the same.

 The Board of Directors recommends that the stockholders vote FOR the Proposal.

                      PROXY VOTING AND STOCKHOLDER MEETING

All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the elimination of the Fund's fundamental investment restriction. Any stockholder may revoke his or her proxy at any time prior to its exercise by giving written notice to the Secretary of a Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date, or by personally voting at the Meeting.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The approval of the Proposal requires a 1940 Act Majority or the affirmative vote of the holders of a "majority of the outstanding voting securities," of the Fund as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Fund present or represented by proxy, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or
(ii) more than 50% of the outstanding voting securities of the Fund. An abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of the quorum but will have the effect of a vote against the Proposal. If any matter other than the Proposal properly comes before the Meeting, the shares represented by proxies will be voted on all such other Proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the Fund's shares issued and outstanding and entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board on the Proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the record date to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on the Proposal will be voted against adjournment.

The Adviser has engaged The Altman Group, 60 East 42nd Street, Suite 405, New York, New York 10165, to assist in soliciting proxies for the Meeting. The Proxy Solicitor will receive a total fee of $88,750 for its services, to be paid by the Fund, plus reimbursement of out-of-pocket expenses.


                                OTHER INFORMATION

                              Officers of the Fund

Certain information concerning the Fund's officers is set forth below. The Fund's officers are elected annually by the respective Board of Directors until his or her successor is duly elected and qualifies.


Name, Address*          Position(s) (Month       Principal Occupation
and Date of Birth       and Year First Elected)  During the Past 5 Years
-----------------       -----------------------  -----------------------

Marc O. Mayer           President and Chief      Executive Vice President of
10/2/57                 Executive Officer        AllianceBernstein L.P. (the
                        (11/03)                  "Adviser")** since 2001 and
                                                 Executive Managing Director of
                                                 AllianceBernstein Investments,
                                                 Inc. ("ABI")** since 2003;
                                                 prior thereto, he was head of
                                                 AllianceBernstein
                                                 Institutional Investments, a
                                                 unit of AllianceBernstein,
                                                 from 2001-2003.  Prior
                                                 thereto, Chief Executive
                                                 Officer of Sanford C.
                                                 Bernstein & Co., LLC
                                                 (institutional research and
                                                 brokerage arm of Bernstein &
                                                 Co. LLC) and its predecessor
                                                 since prior to 2001.

Philip L. Kirstein      Senior Vice President    Senior Vice President and
5/29/45                 and Independent          Independent Compliance Officer
                        Compliance Officer       of the AllianceBernstein
                        (10/04)                  Funds, with which he has been
                                                 associated since October 2004.
                                                 Prior thereto, he was Of
                                                 Counsel to Kirkpatrick &
                                                 Lockhart, LLP from October
                                                 2003 to October 2004, and
                                                 General Counsel of Merrill
                                                 Lynch Investment Managers,
                                                 L.P. since prior to 2001 until
                                                 March 2003.

Paul J. DeNoon          Vice President           Senior Vice President of the
4/18/62                 (04/94)                  Adviser,** with which he has
                                                 been associated since prior to
                                                 2001.

Joseph J. Mantineo      Treasurer and            Senior Vice President of
3/28/59                 Chief Financial Officer  AllianceBernstein Investor
                        (08/06)                  Services, Inc. ("ABIS"),**
                                                 with which he has been
                                                 associated since prior to 2001.

Vincent S. Noto         Controller               Vice President of ABIS,** with
12/14/64                (04/96)                  which he has been associated
                                                 since prior to 2001.
Emilie D. Wrapp         Secretary                Senior Vice President,
11/13/55                (10/05)                  Assistant General Counsel and
                                                 Assistant Secretary of ABI,**
                                                 with which she has been
                                                 associated since prior to 2001.


----------
* The address for the Fund's officers is 1345 Avenue of the Americas, New York, New York 10105.
**   An affiliate of the Fund.


                                 Stock Ownership

As of August 31, 2006, the Fund does not know of any stockholder who owns, either beneficially or of record, 5% or more of the Fund's shares.


              INFORMATION AS TO THE INVESTMENT ADVISER OF THE FUND

The Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

Other Service Providers

AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, provides certain stockholder services for the Fund. The Fund compensates ABIS for these services. The Bank of New York, One Wall Street, New York, NY 10286, serves as custodian for the Fund. Computershare Trust Company N.A., P.O. Box 43011, Providence, RI 02940, serves as transfer agent for the Fund.


                             SUBMISSION OF PROPOSALS
                        FOR NEXT MEETING OF STOCKHOLDERS

The Fund holds stockholder meetings annually. Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by October 30, 2006 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. In addition, stockholder proposals are subject to certain requirements under the Federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with a Fund's Bylaws. To be presented at the 2007 Annual Meeting of Stockholders, a stockholder proposal that is not otherwise includable in the Proxy Statement for the 2007 Annual Meeting must be delivered by a stockholder of record to the Fund no sooner than September 29, 2006 and no later than October 30, 2006.

The persons named as proxies in the 2007 Annual Meeting of Stockholders will, with respect to proxies in effect at the Meeting, have discretionary authority to vote on any matter presented by a stockholder for action at the Meeting unless the Fund receives notice of the matter no sooner than September 29, 2006 and no later than October 30, 2006. If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                                  OTHER MATTERS

Management of the Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.


                             REPORTS TO STOCKHOLDERS

The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investor Services, Inc. at 1-800-227-4618 or contact Dennis Bowden at AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                          By Order of the Board of Directors,

                                          Marc O. Mayer
                                          President

October 3, 2006


New York, New York

FORM OF PROXY CARD


                                           Vote by Touch-Tone Phone or by Mail!!
                    CALL: To vote by phone call toll-free 1-800-[___]-[____] and
                                               Follow the recorded instructions.
                    MAIL: Return the signed proxy card in the enclosed envelope.

                                 PROXY IN CONNECTION WITH THE SPECIAL MEETING OF
                                       SHAREHOLDERS TO BE HELD DECEMBER 12, 2006

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

                 Alliance World Dollar Government Fund II, Inc.

The undersigned hereby appoints Christina A. Morse and Carol H. Rappa, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Meeting of Shareholders (the "Meeting") of Alliance World Dollar Government Fund II, Inc. (the "Fund"), to be held at 11:30 a.m., Eastern Time, on December 12, 2006 at the offices of the Fund at 1345 Avenue of the Americas, [__] Floor, New York, New York 10105, and at any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement, revokes any proxy previously given with respect to the Meeting and instructs said proxies to vote said shares as indicated on the reverse side of this proxy card.

IF THIS PROXY CARD IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE FOR THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSAL AS DESCRIBED IN THE PROSPECTUS/PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXYHOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

/x/ Please mark votes as in this example.
--------------------------------------------------------------------------------

THE PROPOSAL To approve the elimination of the fundamental investment policy regarding 65% investment limitation.

      FOR                      AGAINST                    ABSTAIN
       /_/                       /_/                          /_/


To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting, any postponement or adjounrment thereof, including any matter incidental to the conduct of the Meeting, in the discretion of the Proxy holder(s).


Please check here if you plan to attend the Meeting.

    /_/   I WILL ATTEND THE MEETING.

Please be sure to sign your name(s) exactly as it appears on this Proxy Card.


               ------------------------------------------
               Signature(s) of Shareholder(s)

               Date: __________________________, 2006


               ------------------------------------------
               Signature(s) of Shareholder(s)

               Date: __________________________, 2006


IMPORTANT: Please sign legibly and exactly as the name appears on this Proxy Card. Joint owners must EACH sign the Proxy Card. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

***PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE***